UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 17, 2020
Date of Report (Date of earliest event reported)

PETROTEQ ENERGY INC.
(Exact name of registrant as specified in its charter)

Ontario, Canada	000-55991	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15315 W. Magnolia Blvd., Suite 120 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

(800) 979-1897
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

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SECTION 3 - SECURIIIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities.

A. As previously disclosed by Petroteq Energy Inc. (the "Company") in Item 7.01 of the Company's current report on Form 8-K dated September 22, 2020 and filed with the SEC on September 23, 2020 (the "September 22 Form 8-K"), the Company entered into certain revised agreements with an existing arm's length lender (the "Lender") and its affiliate (the "Affiliate"), pursuant to which:

1. the Lender exercised existing warrants of the Company for gross proceeds to the Company of US$68,045.07, which have been applied by the Company to pay accrued and unpaid interest on existing convertible debentures of the Company held by the Affiliate and the Lender;

2. the Lender has irrevocably agreed to subscribe for a US$300,000 principal amount unsecured convertible debenture (for gross proceeds to the Company US$250,000 due to an original issue discount of 20%), and warrants exercisable for up to 4,545,454 common shares of the Company at US$0.055 per share for 15 months. The debenture will have a term of 15 months and bear interest at a rate of 7% per annum payable quarterly, and at the option of the Lender the purchase amount of the debenture (US$250,000) will be convertible into common shares of the Company at US$0.055 per share during the initial 12 months of the term and US$0.08 per share thereafter. The net proceeds of the debenture financing will be used by the Company for working capital.  The subscription for the debenture and the warrants closed on September 30, 2020, following receipt of conditional TSX Venture Exchange ("TSXV") approval;

3. on September 30, 2020, following receipt of conditional TSXV approval, the conversion price of each of the following convertible debentures was amended to US$0.055 per share during the initial 12 months of the original term and US$0.08 thereafter:

i. the convertible debenture dated November 26, 2019 issued to the Affiliate, for the principal amount of US$318,000 and bearing interest at 10.0% per annum, payable quarterly, that matures on November 26, 2023, that had a purchase price of US$265,000 and that was originally convertible at US$0.17 per share;

ii. the convertible debenture dated December 4, 2019 issued to the Affiliate, for principal amount of US$432,000, bearing interest at 10.0% per annum, payable quarterly, that matures on December 4, 2023, that had a purchase price of US$360,000 and that was originally convertible at US$0.17 per share; and

iii. the Convertible Debenture dated March 30, 2020 issued to the Affiliate, for principal amount of US$471,000 bearing interest at 10.0% per annum, payable quarterly, that matures on March 30, 2024, that had a purchase price of US$392,500 and that was originally convertible at US$0.08 per share;

4. on September 30, 2020, following receipt of conditional TSXV approval, the exercise price of each of the following common share purchase warrants was amended to US$0.055:

i. warrants issued by the Company to the Affiliate on November 26, 2019, exercisable for up to 1,558,730 shares of the Company until November 26, 2023, originally at an exercise price of US$0.17 per share;

ii. warrants issued by the Company to the Affiliate on December 4, 2019, exercisable for up to 2,117,520 shares of the Company until December 4, 2023, originally at an exercise price of US$0.17 per share; and

iii. warrants issued by the Company to the Affiliate on March 30, 2020, exercisable for up to 4,906,250 shares of the Company until March 30, 2024, originally at an exercise price of US$0.15 per share.

The exercise of the warrants referred to in paragraph A.1, and the subscription for the convertible debenture and warrants referred to in paragraph A.2, have been effected in reliance on Rule 506(b) of Regulation D ("Regulation D") under the United States Securities Act of 1933, as amended (the "U.S. Securities Act").  Each of the Lender and the Affiliate are "Accredited Investors" as defined in Rule 501(a) of Regulation D.

To the extent that the amendment of the conversion prices of the convertible debentures referred to in paragraph A.3, and the amendment of the exercise prices of the warrants referred to in paragraph A.4, may be deemed to involve the offer and sale of new replacement securities, the Company has relied on the exemption from registration provided by section 3(a)(9) of the U.S. Securities Act.

B. On September 21, 2020, following receipt of TSXV approval, the Company issued 952,380 Shares to an Accredited Investor pursuant to a shares for debt transaction, at a deemed issue price of $0.105 per Share, in payment and satisfaction of $100,000 of indebtedness, in reliance on Rule 506(b) of Regulation D. This shares for debt transaction was disclosed in Item 7.01 of the Company's current report on Form 8-K dated September 3, 2020 and filed with the SEC on that date as then being subject to completion and execution of definitive agreements and all necessary approvals, including the approval of the TSXV.

C. On September 30, 2020, following receipt of TSXV approval, the Company issued 363,636 Shares to an Accredited Investor pursuant to a shares for debt transaction, at a deemed issue price of $0.055 per Share, in payment and satisfaction of $20,000 of indebtedness, in reliance on Rule 506(b) of Regulation D.  This shares for debt transaction was disclosed in the September 22 Form 8-K as then being subject to completion and execution of definitive agreements and all necessary approvals, including the approval of the Company's board of directors and the approval of the TSXV.

D. As previously disclosed in Item 7.01 of the Company's current report on Form 8-K dated September 23, 2020 and filed with the SEC on that date (the "September 23 Form 8-K"):

1. the Company entered into an agreement to amend a previously issued US$3,300,000 principal amount convertible debenture with an arm's length lender (the "Original Lender") that bears interest at 5.0% per annum and that had matured September 17, 2019.  The Original Lender has assigned the debenture to its U.S. affiliate (the "Substituted Lender"), and the Company and the Substituted Lender agreed to:

i. amend the conversion price of the debenture from $1.00 to $0.055, and the maturity of the debenture from September 17, 2019 to March 31, 2021, and

ii. a shares for debt transaction whereby the Substituted Lender agreed to accept 24,030,713 Shares, at a deemed issue price of $0.055 per Share, in satisfaction of the accrued and unpaid interest under the debenture ($1,321,689.22) up to and including September 23, 2020. The interest under the debenture from September 24, 2020 to March 31, 2021 will be due on the amended maturity date; and

2. the Company and the Original Lender agreed to a shares for debt transaction whereby the Original Lender agreed to accept 2,161,892 Shares, at a deemed issue price of $0.055 per Share, in satisfaction of the principal and accrued and unpaid interest under a non-convertible debenture ($118,904.11) issued by the Company to the Original Lender on September 17, 2018.

The shares for debt transaction referred to in paragraph D.1.ii, between the Company and the Substituted Lender, an Accredited Investor, has been effected in reliance on Rule 506(b) of Regulation D.  The Shares were issued on October 5, 2020 following receipt of conditional TSXV approval.

The shares for debt transaction referred to in paragraph D.2, between the Company and the Original Lender has been effected in an offshore transaction in reliance on Rule 903 of Regulation S under the U.S. Securities Act.  The Shares were issued on October 5, 2020 following receipt of conditional TSXV approval.

To the extent that the amendment of the convertible debenture referred to in paragraph D.1.i may be deemed to involve the offer and sale of a new replacement security, the Company has relied on the exemption from registration provided by section 3(a)(9) of the U.S. Securities Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETROTEQ ENERGY INC.
DATE: October 9, 2020	By: /s/ Alex Blyumkin Alex Blyumkin Executive Chairman

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